ACKNOWLEDGMENT OF REPLACEMENT SPECIAL SERVICER

January 8, 2026

To the Persons on the Attached Schedule A

Re:
Twelve Oaks Mall / GSMS 2018-GS9 Pooling and Servicing Agreement / Co-Lender Agreement

Ladies and Gentlemen:

Reference is made to Pooling and Servicing Agreement, dated as of March 1, 2018 (as the same may have been, or may hereafter be, amended modified, supplemented or extended, the “PSA”), by and among GS Mortgage Securities Corporation II (in its capacity as “Depositor”), Trimont LLC, as successor to Wells Fargo Bank, National Association (in its capacity as “Master Servicer”), Rialto Capital Advisors, LLC (in its capacity as “Special Servicer”), Wells Fargo Bank, National Association (in its capacity as “Certificate Administrator”), Wilmington Trust, National Association (in its capacity as “Trustee”) and Pentalpha Surveillance LLC (in its capacity as “Operating Advisor” and “Asset Representations Reviewer”), which PSA relates to those certain GS Mortgage Securities Trust 2018-GS9 Commercial Mortgage Pass-Through Certificates, Series 2018-GS9 (the “Trust”), and (ii) that certain Agreement Among Noteholders, dated as of March 14, 2018 (as the same may have been amended, modified, supplemented or extended, the “CLA”), originally by and among Goldman Sachs Mortgage Company, Wells Fargo Bank, National Association, JPMorgan Chase Bank, National Association, and Teachers Insurance and Annuity Association of America. Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to such terms in the PSA or the CLA, as applicable. Pursuant to Section 7.01(d) of the PSA and Section 7 of the CLA, Teachers Insurance and Annuity Association of America, in its capacity as AB Whole Loan Controlling Holder for the Twelve Oaks Mall Whole Loan, has terminated Rialto Capital Advisors, LLC as Special Servicer of the Twelve Oaks Mall Whole Loan and has appointed the undersigned Torchlight Loan Services, LLC to serve as successor Special Servicer of the Twelve Oaks Mall Whole Loan under the PSA and CLA.

The undersigned hereby agrees that, effective as of the date of this Acknowledgment of Replacement Special Servicer (the “Acknowledgment”), the undersigned shall serve as Special Servicer of the Twelve Oaks Mall Whole Loan under the PSA and CLA. The undersigned hereby agrees to assume all of the responsibilities, duties, and liabilities of the Special Servicer of the Twelve Oaks Mall Whole Loan under the PSA and CLA and shall perform punctually the duties of the Special Servicer of the Twelve Oaks Mall Whole Loan under the PSA and CLA. The undersigned further acknowledges and agrees that it is and shall be a party to the PSA and bound thereby to the full extent indicated in the PSA in the capacity of Special Servicer of the Twelve Oaks Mall Whole Loan. The undersigned hereby, as of the date of this Acknowledgment, makes the representations and warranties set forth in Section 6.01(b) of the PSA mutatis mutandis, and all references to “Agreement” in Section 6.01(b) of the PSA include this Acknowledgment in addition to the PSA, and further represents that it satisfies all eligibility requirements set forth in the PSA and CLA.

The following is the notice information for Torchlight Loan Services, LLC as Special Servicer of the Twelve Oaks Mall Whole Loan under the PSA and CLA:

Acknowledgement of Replacement Special Servicer – Twelve Oaks Mall Whole Loan (GSMS 2018-GS9)

Torchlight Loan Services, LLC

90 Park Avenue, 20th Floor

New York, New York 10016

Attention: William A. Clarkson

E-mail: wclarkson@torchlight.com

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TORCHLIGHT LOAN SERVICES, LLC

By: /s/ Gianluca Montalti

Name: Gianluca Montalti

Title: Authorized Signatory

By: /s/ William A. Clarkson

Name: William A. Clarkson

Title: Authorized Signatory

Acknowledgement of Replacement Special Servicer – Twelve Oaks Mall Whole Loan (GSMS 2018-GS9)

SCHEDULE A

Master Servicer:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: GSMS 2018-GS9 Asset Manager

Email: trimont.commercial.servicing@cms.trimont.com

Special Servicer:

Rialto Capital Advisors, LLC

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Niral Shah

Email: niral.shah@rialtocapital.com

Certificate Administrator:

Wells Fargo Bank, National Association

c/o Computershare Trust Company,

National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – GS Mortgage Securities Trust 2018-GS9

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Trustee:

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS – GSMS 2018-GS9

Emai: CMBSTrustee@wilmingtontrust.com

Operating Advisor & Asset Representations Reviewer:

Pentalpha Surveillance LLC

501 John James Audubon Parkway, Suite 401

Amherst, New York 14228

Attention: Transaction Manager – GS Mortgage Securities Trust 2018-GS9
Email: notices@pentalphasurveillance.com

Depositor:

GS Mortgage Securities Corporation II

200 West Street

New York, New York 10282

Attention: Scott Epperson

Email: scott.epperson@gs.com and gsrefgsecuritization@gs.com

[Addressees continue on next page]

BANK 2018-BNK11

General Master Servicer:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: BANK 2018-BNK11 Asset Manager

Email: trimont.commercial.servicing@cms.trimont.com

With a copy to:

Mayer Brown LLP

Hearst Tower, 38th Floor

214 North Tryon Street

Charlotte, North Carolina 28202

Attention: Christopher J. Brady

General Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Email: noticeadmin@midlandls.com

With a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Certificate Administrator:

Wells Fargo Bank, National Association

c/o Computershare Trust Company,

National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – BANK 2018-BNK11

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Trustee:

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – BANK 2018-BNK11

Emai: CMBSTrustee@wilmingtontrust.com

Operating Advisor & Asset Representations Reviewer:

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: BANK 2018-BNK11 – Surveillance Manager

Email: cmbs.notices@parkbridgefinancial.com

Depositor:

Morgan Stanley Capital I Inc.

1585 Broadway

New York, New York 10036

Attention: Jane Lam

With a copy to:

Morgan Stanley Capital I Inc.

1221 Avenue of the Americas

New York, New York 10020

Attention: Legal Compliance Division

Email: Cmbs_notices@morganstanley.com

[Addressees continue on next page]

BMARK 2018-B3

Master Servicer & Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Email: noticeadmin@midlandls.com

With a copy to:

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, 7th Floor

Washington, D.C. 20001

Attention: Lisa A. Rosen

Certificate Administrator:

Citibank, N.A.

38 Greenwich Street

New York, New York 10013

Attention: Citibank Agency & Trust – Benchmark 2018-B3Trustee:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee – Benchmark 2018-B3

Email: CMBSTrustee@wilmingtontrust.com

Operating Advisor & Asset Representations Reviewer:

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: Benchmark 2018-B3 – Surveillance Manager

Email: cmbs.notices@parkbridgefinancial.com

Depositor:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Paul Vanderslice

With copies to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Richard Simpson

Email: richard.simpson@citi.com

And:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Email: ryan.m.oconnor@citi.com

[Addressees continue on next page]

JPMDB 2018-C8

Master Servicer:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: JPMDB 2018-C8 Asset Manager

Email: commercial.servicing@wellsfargo.com

With a copy to:

K&L Gates LLP

Hearst Tower, 47th Floor

214 North Tryon Street

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

Special Servicer:

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attention: Heather Bennett and Job Warshaw

Email: hbennett@lnrparnters.com, jwarshaw@lnrpartners.com and lnr.cmbs.notices@lnrproperty.com

Certificate Administrator:

Wells Fargo Bank, National Association

c/o Computershare Trust Company,

National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services JPMDB 2018-C8

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Trustee:

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee JPMDB 2018-C8

Email: CMBSTrustee@wilmingtontrust.com

Operating Advisor & Asset Representations Reviewer:

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York, 14228

Attention: JPMDB 2018-C8 Transaction Manager

Email: notices@pentalphasurveillance.com

Depositor:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

383 Madison Avenue, 31st Floor

New York, New York 10179

Attention: Kunal K. Singh

Email: US_CMBS_Notice@jpmorgan.com

With a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

383 Madison Avenue, 8th Floor

New York, New York 10179

Attention: SPG Legal

Email: US_CMBS_Notice@jpmorgan.com

Master Servicer:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: JPMDB 2018-C8 Asset Manager

Email: commercial.servicing@wellsfargo.com

With a copy to:

K&L Gates LLP

Hearst Tower, 47th Floor

214 North Tryon Street

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

Special Servicer:

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attention: Heather Bennett and Job Warshaw

Email: hbennett@lnrparnters.com, jwarshaw@lnrpartners.com and lnr.cmbs.notices@lnrproperty.com

Certificate Administrator:

Wells Fargo Bank, National Association

c/o Computershare Trust Company,

National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services JPMDB 2018-C8

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Trustee:

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee JPMDB 2018-C8

Email: CMBSTrustee@wilmingtontrust.com

Operating Advisor & Asset Representations Reviewer:

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York, 14228

Attention: JPMDB 2018-C8 Transaction Manager

Email: notices@pentalphasurveillance.com

Depositor:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

383 Madison Avenue, 31st Floor

New York, New York 10179

Attention: Kunal K. Singh

Email: US_CMBS_Notice@jpmorgan.com

With a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

383 Madison Avenue, 8th Floor

New York, New York 10179

Attention: SPG Legal

Email: US_CMBS_Notice@jpmorgan.com

CLA

Note B-1 Holder, Note B-2 Holder and Note B-3 Holder:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attention: Senior Director, Head of Loan Closing/Asset Management, Global Real Estate

TIAA Authorization #AAA7934

Investment ID #000853300

with a copy to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attention: Associate General Counsel, Director

Asset Management Law

TIAA Authorization #AAA7934

Investment ID #00853300

And

Commercial Loan Services

929 Gessner, Suite 1740

Houston, Texas 77024

Attention: Chief Legal Officer

TIAA Authorization #AAA7934

Investment ID #00853300

with a copy to:

Arent Fox LLP

1675 Broadway

New York, New York 10019

Attention: Mark S. Fawer, Esq.

E-mail: mark.fawer@arentfox.com

And:

c/o Nuveen Real Estate

730 Third Avenue

New York, New York 10017

Attention: Dustin Shaw-Krivosh

Email: dustin.shaw-krivosh@nuveen.com